UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-21664

Pioneer Series Trust III

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  August 31, 2022

Date of reporting period: September 1, 2021 through February 28, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Disciplined Value Fund

Semiannual Report | February 28, 2022

A: CVFCX	C: CVCFX	K: CVKFX	R: CVRFX	Y: CVFYX

visit us: www.amundi.com/us

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment, as volatility has remained high. Concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

Despite those issues, and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations, but are maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

April 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 3

Portfolio Management Discussion | 2/28/22

In the following interview, Craig Sterling discusses the factors that affected the performance of Pioneer Disciplined Value Fund during the six-month period ended February 28, 2022. Mr. Sterling, Managing Director, Director of Core Equity, Head of Equity Research, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for day-to-day management of the Fund’s investment portfolio, along with Ashesh (“Ace”) Savla, a vice president, Team Leader of US Equity Quantitative Research, and a portfolio manager at Amundi US.

Q	How did the Fund perform during the six-month period ended February 28, 2022?
A	Pioneer Disciplined Value Fund’s Class A shares returned 5.39% at net asset value during the six-month period ended February 28, 2022, while the Fund’s benchmark, the Russell 1000 Value Index, returned 0.42%. During the same period, the average return of the 1,234 mutual funds in Morningstar’s Large Value Funds category was 1.69%.
Q	How would you describe the market environment for equity investors over the six-month period ended February 28, 2022?
A	Several themes dominated the investment landscape over the six-month period. The first half of the period featured a continued economic recovery from the pandemic, driven by the rollout and distribution of COVID-19 vaccines, easy monetary and fiscal policies from central banks and governments around the globe, and strong corporate profits. Another theme was, of course, the continuing impact of COVID-19, as variants of the virus led to occasional surges in case counts and renewed restrictions on both leisure and business activities in some areas. As the period progressed, we saw a dramatic rise in inflation, principally driven by rising oil prices, supply chain disruptions, continued loose monetary conditions, and a tight labor market.

The landscape began to shift more dramatically during the fourth quarter of 2021, as many central banks, including the US Federal Reserve (Fed), began signaling a future tightening of their monetary policies in response to the higher inflation levels. The persistent rise in inflation resulted in a reversal by the Fed in the fourth quarter, as the US central bank doubled the previously announced pace for reducing its purchases of Treasuries and mortgage-backed securities (MBS). The Fed also signaled three potential increases in its benchmark overnight federal funds rate target range in 2022 (after it has concluded tapering its asset purchases), and another two in 2023. Finally, over the last few weeks of the period,

4 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

geopolitical tensions driven by Russia’s invasion of Ukraine roiled the markets, and the ensuing economic sanctions placed on Russia by several nations, including the US government, helped drive energy prices even higher, while further pressuring the already stressed supply chains.

In that environment, US stocks, as measured by the Standard & Poor’s 500 Index (the S&P 500), finished in negative territory, returning -2.62% for the six-month period. Growth stocks, as measured by the Russell 1000 Growth Index, fared even worse, returning -7.75%. Value stocks held up much better than growth stocks, generating a slightly positive return of 0.42% for the six-month period, as measured by the Fund’s benchmark, the Russell 1000 Value Index. In a rising-interest-rate environment, investors became more valuation-focused as the period progressed. Although value stocks typically have lower valuations than growth stocks, as of period-end, shares of companies that are components of the Russell 1000 Value Index were still trading, on average, at a significant price-to-earnings (P/E) multiple discount to the Russell 1000 Growth Index, compared with historical averages. (The P/E multiple compares the earnings per share reported by a company to the market price of its common stock. This multiple is used by investors to judge the expensiveness of the company’s stock.)

Within the Russell 1000 Value Index, performance was uneven for the six-month period, with six sectors generating negative returns and five ending up in positive territory. Energy (up by nearly 50%) was by far the top-performing sector within the Fund’s benchmark for the period, benefiting primarily from soaring oil prices. The more defensive consumer staples sector was another solid performer within the Russell 1000 Value Index over the past six months, while communication services (down by more than 11%) and information technology (down by almost 9%) were the benchmark’s worst performers.

Q	Which of your investment decisions benefited or detracted from the Fund’s benchmark-relative performance during the six-month period ended February 28, 2022?
A	Both asset allocation and security selection results aided relative returns over the six-month period, as the Fund outperformed its benchmark. Sector allocation results benefited from the portfolio’s overweight to the strong-performing energy sector and an underweight to the lagging communication services sector. Stock selection results were the major positive contributor to the Fund’s benchmark-relative performance for the six-month period, led by selections in the banking segment within financials, and information technology. Conversely, stock selection within communication services, health care, and energy slightly detracted from relative returns.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 5

At the individual security level, key positive contributors to the Fund’s benchmark-relative performance over the six-month period included portfolio positions in Alcoa and Teck Resources. Alcoa, one of the largest aluminum producers, has benefited recently from a positive backdrop for aluminum and alumina. Aluminum reached its highest price since 2008 during February 2022, providing a tailwind to the stock’s performance. We believe the favorable pricing environment may persist, given current low inventory levels for aluminum globally. Teck Resources, a diversified miner of metallurgical coal, zinc, and copper, also contributed to the Fund’s relative performance for the six-month period. The company has reported significantly higher net sales and earnings versus a year ago, helped by strong commodity prices. Teck has also raised its annual base dividend* and announced a supplemental dividend, as well as a share buyback plan. We believe that Teck Resources is attractively valued and could benefit going forward, as the company transitions towards a focus on copper over the next several quarters.

Individual portfolio positions that detracted from the Fund’s benchmark-relative returns for the six-month period included Gilead Sciences and Medtronic. In February, biotechnology firm Gilead Sciences reported disappointing quarterly results and issued slightly disappointing 2022 earnings guidance. Although the company’s revenues have held up well, almost entirely due to sales of its anti-viral drug that has been used to treat certain COVID-19 patients since the outset of the pandemic, sales of its other key products, such as its Hepatitis-C and oncology treatments, lagged expectations. In addition, Gilead was not able to offer any clarity on the issue surrounding a clinical hold placed on another drug candidate. That news as well as the slower sales figures for the Hep-C and oncology treatments combined to drive down the stock price.

The Fund’s position in Medtronic also detracted from relative performance for the six-month period, as the medical-technology company saw setbacks across three of its key segments from October through December 2021; those factors, along with lingering COVID-19-related pressures, weighed heavily on the stock price. Given those headwinds, Medtronic’s management lowered the company’s fiscal-year 2022 revenue growth guidance, but maintained earnings guidance. Pandemic-related headwinds have contributed to generally disappointing results across the medical-technology industry over the past few quarters, and those issues have affected Medtronic’s performance. However, we believe the company has remained in a solid position to benefit from a potential post-COVID-19 recovery, given its low valuation, lowered expectations and, in our view, an improving (albeit delayed) growth profile.

*	Dividends are not guaranteed.

6 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

Q	Did the Fund have any exposure to derivative securities during the six-month period ended February 28, 2022?
A	No, the Fund had no exposure to derivatives during the six-month period.
Q	What is your outlook as the Fund enters the second half of its fiscal year?
A	Geopolitical tensions due to the conflict between Russia and Ukraine rattled markets across all asset classes in February. Equities tumbled broadly for the second consecutive month as investors reacted to the turmoil associated with the situation in Ukraine, spiking prices for oil and other key commodities, looming federal funds rate target range hikes by the US Federal Reserve (Fed), and US inflation reaching a four-decade high at 7.5%.

After more than a decade of low interest rates and inflation following the global financial crisis (2008/2009), we anticipate a shift to a higher interest-rate and inflation environment. That could contribute to a sustained resurgence of the value segment within equities, similar to what we experienced in the latter part of 2020 through the first five months of 2021. In addition, we expect that rising interest rates could have a negative influence on stocks of mega-cap growth companies, as higher interest rates have tended to increase the cost of capital for such long-duration assets. We continue to believe that the global economy should recover, and that the scarcity premium (or increases in valuations based on limited supply) for shares of companies that have been able to demonstrate solid revenues and margins during years of lackluster economic growth in the years following the financial crisis may diminish, and thus further contribute to the market’s rotation into value stocks.

From a positioning perspective, the portfolio has turned a bit more defensive over the past few months, though we have maintained some cyclical exposure in anticipation of the economy growing in a persistent inflationary environment. We have selectively added to the Fund’s holdings within both consumer sectors, increasing the Fund’s weighting in hotel, restaurant & leisure names that we think could benefit from the reopening economy in consumer discretionary, and, in consumer staples, to positions in food and household product companies and beverage names that we believe have good upside potential and attractive valuations. Within communication services, we increased the Fund’s exposure to media and diversified telecommunication services companies, based on our view that current fears over broadband growth and competition are misplaced, and we added to the portfolio’s allocation to

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 7

telecommunications, as we believe returns on core cable assets could continue to grind higher. Within health care, we reduced the portfolio’s positions in health care equipment and services over concerns about the near-term dynamics for some of those holdings, and added exposure to biotech and pharmaceutical companies that we think could benefit from COVID-19-related treatments and strong product pipelines. Lastly, the Fund is underweight versus its benchmark in financials, due to valuations and our belief that we are at peak levels for mergers & acquisitions and initial public offerings (IPOs). However, the Fund retains significant overweights to those companies that we believe could benefit from a widening of yields and have been demonstrating much more stable business models than is reflected in current market valuations.

We remain confident that our experienced analyst team and disciplined research and investment process may help us navigate the portfolio through this changing environment.

8 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

Please refer to the Schedule of Investments on pages 19–23 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund may invest in fewer than 40 securities, and as a result, the Fund’s performance may be more volatile than the performance of funds holding more securities.

Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 9

Portfolio Summary | 2/28/22

Portfolio Diversification

(As a percentage of total investments)*

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	Pfizer, Inc.	4.55%
2.	AT&T, Inc.	4.46
3.	Wells Fargo & Co.	3.68
4.	Coca-Cola Co.	3.43
5.	Progressive Corp.	3.23
6.	Procter & Gamble Co.	3.16
7.	American Electric Power Co., Inc.	3.14
8.	Comcast Corp., Class A	2.81
9.	Exxon Mobil Corp.	2.79
10.	Shell Plc (A.D.R.)	2.78

*	Excludes short term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

Prices and Distributions | 2/28/22*

Net Asset Value per Share

Class	2/28/22*	8/31/21
A	$15.84	$18.76
C	$15.57	$18.46
K	$15.99	$ —
R	$15.02	$17.96
Y	$15.98	$18.92

Distributions per Share: 9/1/21–2/28/22*

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1735	$2.8112	$0.8284
C	$0.0501	$2.8112	$0.8284
K	$ —	$ —	$ —
R	$0.1200	$2.8112	$0.8284
Y	$0.2305	$2.8112	$0.8284

* Class K commenced operations on December 30, 2021.

Index Definition

The Russell 1000 Value Index is an unmanaged measure of the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–16.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 11

Performance Update | 2/28/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Disciplined Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns

(As of February 28, 2022)

	Net	Public	Russell
	Asset	Offering	1000
	Value	Price	Value
Period	(NAV)	(POP)	Index
10 years	11.17%	10.51%	11.71%
5 years	11.28	9.97	9.45
1 year	20.78	13.83	14.99

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross
0.91%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

Performance Update | 2/28/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns

(As of February 28, 2022)

			Russell
			1000
	If	If	Value
Period	Held	Redeemed	Index
10 years	10.32%	10.32%	11.71%
5 years	10.44	10.44	9.45
1 year	19.80	18.84	14.99

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross
1.69%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 13

Performance Update | 2/28/22	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns

(As of February 28, 2022)

		Russell
		1000
	Net Asset	Value
Period	Value (NAV)	Index
10 years	11.17%	11.71%
5 years	11.30	9.45
1 year	20.87	14.99

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
0.53%	0.45%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 30, 2021, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 30, 2021, would have been higher than the performance shown. For the period beginning December 30, 2021, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through January 1, 2025 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

14 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

Performance Update | 2/28/22	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns

(As of February 28, 2022)

		Russell
		1000
	Net Asset	Value
Period	Value (NAV)	Index
10 years	10.88%	11.71%
5 years	10.89	9.45
1 year	20.27	14.99

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross
1.28%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class R shares. Accordingly, the performance of Class R shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 15

Performance Update | 2/28/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns

(As of February 28, 2022)

		Russell
		1000
	Net Asset	Value
Period	Value (NAV)	Index
10 years	11.52%	11.71%
5 years	11.63	9.45
1 year	21.18	14.99

Expense Ratio
(Per prospectus dated December 29, 2021)
Gross	Net
0.64%	0.45%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations in effect through January 1, 2025, for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

16 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on actual returns from September 1, 2021 through February 28, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/21
Ending Account Value	$1,053.90	$1,049.40	$989.50	$1,052.00	$1,055.50
(after expenses)
on 2/28/22
Expenses Paid	$4.38	$8.18	$0.74	$6.67	$2.45
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.86%, 1.61%, 1.31%, and 0.48% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period). Expenses shown for Class K are equal to Class K’s annualized expense ratio of 0.45% multiplied by the average account value over the period, multiplied by 60/365 (to reflect the partial year period).

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2021 through February 28, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/21
Ending Account Value	$1,020.53	$1,016.81	$1,022.56	$1,018.30	$1,022.41
(after expenses)
on 2/28/22
Expenses Paid	$4.31	$8.05	$2.26	$6.56	$2.41
During Period*

* Expenses are equal to the Fund’s annualized expense ratio of 0.86%, 1.61%, 0.45%, 1.31%, and 0.48% for Class A, Class C, Class K, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period). For comparative purposes, the hypothetical expenses shown for Class K are presented as if the Class had been in existence from September 1, 2021.

18 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

Schedule of Investments | 2/28/22

(unaudited)

Shares			Value
UNAFFILIATED ISSUERS — 100.0%
COMMON STOCKS — 98.2% of Net Assets
Aerospace & Defense — 1.5%
	136,374	Spirit AeroSystems Holdings, Inc., Class A	$ 6,818,700
		Total Aerospace & Defense	$ 6,818,700
Air Freight & Logistics — 3.2%
	33,420	FedEx Corp.	$ 7,428,264
	34,781	United Parcel Service, Inc., Class B	7,318,618
		Total Air Freight & Logistics	$ 14,746,882
Auto Components — 0.9%
	103,972	BorgWarner, Inc.	$ 4,263,892
		Total Auto Components	$ 4,263,892
Automobiles — 1.7%
	172,281(a)	General Motors Co.	$ 8,048,968
		Total Automobiles	$ 8,048,968
Banks — 8.0%
	257,083	Bank of America Corp.	$ 11,363,069
	6,914	JPMorgan Chase & Co.	980,405
	7,643	Signature Bank/New York NY	2,635,994
	312,211	Wells Fargo & Co.	16,662,701
	74,407	Zions Bancorp N.A.	5,274,712
		Total Banks	$ 36,916,881
Beverages — 5.4%
	249,364	Coca-Cola Co.	$ 15,520,415
	57,983	PepsiCo., Inc.	9,494,136
		Total Beverages	$ 25,014,551
Biotechnology — 4.0%
	84,002	AbbVie, Inc.	$ 12,412,976
	100,228	Gilead Sciences, Inc.	6,053,771
		Total Biotechnology	$ 18,466,747
Capital Markets — 0.8%
	26,177	Affiliated Managers Group, Inc.	$ 3,621,850
		Total Capital Markets	$ 3,621,850
Chemicals — 2.2%
	41,917	FMC Corp.	$ 4,914,768
	40,733	International Flavors & Fragrances, Inc.	5,417,489
		Total Chemicals	$ 10,332,257
Communications Equipment — 1.2%
	95,367	Cisco Systems, Inc.	$ 5,318,618
		Total Communications Equipment	$ 5,318,618

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 19

Schedule of Investments | 2/28/22

(unaudited) (continued)

Shares			Value
Containers & Packaging — 1.9%
	33,469	Crown Holdings, Inc.	$ 4,105,642
	218,096	Graphic Packaging Holding Co.	4,488,416
		Total Containers & Packaging	$ 8,594,058
Diversified Telecommunication Services — 4.4%
	853,228	AT&T, Inc.	$ 20,212,971
		Total Diversified Telecommunication Services	$ 20,212,971
Electric Utilities — 3.1%
	156,636	American Electric Power Co., Inc.	$ 14,199,053
		Total Electric Utilities	$ 14,199,053
Electrical Equipment — 0.7%
	21,331	Eaton Corp. Plc	$ 3,291,160
		Total Electrical Equipment	$ 3,291,160
Electronic Equipment, Instruments &
Components — 0.5%
	51,357	National Instruments Corp.	$ 2,061,984
Total Electronic Equipment, Instruments &
		Components	$ 2,061,984
Energy Equipment & Services — 0.9%
	104,129	Schlumberger NV	$ 4,086,022
		Total Energy Equipment & Services	$ 4,086,022
Equity Real Estate Investment Trusts (REITs) — 2.6%
	35,195	Digital Realty Trust, Inc.	$ 4,748,509
	269,612	Outfront Media, Inc.	7,198,640
		Total Equity Real Estate Investment Trusts (REITs)	$ 11,947,149
Food Products — 2.5%
	177,179	Mondelez International, Inc., Class A	$ 11,601,681
		Total Food Products	$ 11,601,681
Health Care Equipment & Supplies — 1.4%
	144,731(a)	Boston Scientific Corp.	$ 6,392,768
		Total Health Care Equipment & Supplies	$ 6,392,768
Health Care Providers & Services — 2.5%
	25,877	Anthem, Inc.	$ 11,692,523
		Total Health Care Providers & Services	$ 11,692,523
Hotels, Restaurants & Leisure — 4.2%
	56,081	Darden Restaurants, Inc.	$ 8,144,083
	235,105	International Game Technology Plc	7,198,915
	97,929(a)	Las Vegas Sands Corp.	4,197,237
		Total Hotels, Restaurants & Leisure	$ 19,540,235

The accompanying notes are an integral part of these financial statements.

20 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

Shares			Value
Household Products — 3.1%
	91,847	Procter & Gamble Co.	$ 14,318,029
		Total Household Products	$ 14,318,029
Insurance — 4.6%
	32,260	Chubb, Ltd.	$ 6,569,426
	138,282	Progressive Corp.	14,648,212
		Total Insurance	$ 21,217,638
IT Services — 2.5%
	64,126	Cognizant Technology Solutions Corp., Class A	$ 5,523,172
	48,372	International Business Machines Corp.	5,926,054
		Total IT Services	$ 11,449,226
Life Sciences Tools & Services — 0.9%
	53,616(a)	Syneos Health, Inc.	$ 4,246,387
		Total Life Sciences Tools & Services	$ 4,246,387
Machinery — 3.3%
	41,623	Caterpillar, Inc.	$ 7,807,642
	46,274	Stanley Black & Decker, Inc.	7,528,780
		Total Machinery	$ 15,336,422
Media — 2.8%
	271,675	Comcast Corp., Class A	$ 12,703,523
		Total Media	$ 12,703,523
Metals & Mining — 3.5%
	93,194	Alcoa Corp.	$ 7,021,236
	248,227	Teck Resources, Ltd., Class B	8,923,761
		Total Metals & Mining	$ 15,944,997
Multiline Retail — 1.6%
	37,443	Dollar General Corp.	$ 7,426,445
		Total Multiline Retail	$ 7,426,445
Multi-Utilities — 2.2%
	129,077	Dominion Energy, Inc.	$ 10,265,494
		Total Multi-Utilities	$ 10,265,494
Oil, Gas & Consumable Fuels — 6.7%
	160,872	Exxon Mobil Corp.	$ 12,615,582
	23,885	Pioneer Natural Resources Co.	5,722,846
	240,500	Shell Plc (A.D.R.)	12,599,795
		Total Oil, Gas & Consumable Fuels	$ 30,938,223
Pharmaceuticals — 6.9%
	112,056	Merck KGaA (A.D.R.)	$ 4,427,333
	179,838	Organon & Co.	6,713,353
	438,526	Pfizer, Inc.	20,584,410
		Total Pharmaceuticals	$ 31,725,096

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 21

Schedule of Investments | 2/28/22

(unaudited) (continued)

Shares		Value
Road & Rail — 0.3%
5,479	Norfolk Southern Corp.	$ 1,405,473
	Total Road & Rail	$ 1,405,473
Semiconductors & Semiconductor Equipment — 2.1%
49,524	Micron Technology, Inc.	$ 4,400,703
35,320	MKS Instruments, Inc.	5,319,192
	Total Semiconductors & Semiconductor Equipment	$ 9,719,895
Technology Hardware, Storage & Peripherals — 2.1%
602,304	Hewlett Packard Enterprise Co.	$ 9,588,680
	Total Technology Hardware, Storage & Peripherals	$ 9,588,680
Textiles, Apparel & Luxury Goods — 0.8%
62,311	VF Corp.	$ 3,615,284
	Total Textiles, Apparel & Luxury Goods	$ 3,615,284
Trading Companies & Distributors — 1.2%
104,440(a)	AerCap Holdings NV	$ 5,684,669
	Total Trading Companies & Distributors	$ 5,684,669
TOTAL COMMON STOCKS
	(Cost $410,777,931)	$452,754,431
SHORT TERM INVESTMENTS — 1.8% of Net Assets
Open-End Fund — 1.8%
8,521,686	Dreyfus Government Cash Management, Institutional
	Shares, 0.03%(b)	$ 8,521,686
$ 8,521,686
TOTAL SHORT TERM INVESTMENTS
	(Cost $8,521,686)	$ 8,521,686
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 100.0%
	(Cost $419,299,617)	$461,276,117
	OTHER ASSETS AND LIABILITIES — (0.0)%†	$ (140,716)
	NET ASSETS — 100.0%	$461,135,401

(A.D.R.)	American Depositary Receipts.
REIT	Real Estate Investment Trust.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at February 28, 2022.
†	Amount rounds to less than 0.1%.

Purchases and sales of securities (excluding short term investments) for the six months ended February 28, 2022, aggregated $267,742,617 and $250,650,573, respectively.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Amundi Asset Management US, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 28, 2022, the Fund did not engage in any cross trade activity.

At February 28, 2022, the net unrealized appreciation on investments based on cost for federal tax purposes of $421,086,400 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$52,384,894
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(12,195,177)
Net unrealized appreciation	$40,189,717

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of February 28, 2022, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$452,754,431	$ —	$ —	$452,754,431
Open-End Fund	8,521,686	—	—	8,521,686
Total Investments
in Securities	$461,276,117	$ —	$ —	$461,276,117

During the six months ended February 28, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 23

Statement of Assets and Liabilities | 2/28/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $419,299,617)	$461,276,117
Receivables —
Fund shares sold	1,920,642
Dividends	849,934
Interest	487
Due from the Adviser	4,791
Other assets	61,847
Total assets	$464,113,818
LIABILITIES:
Payables —
Fund shares repurchased	$ 2,726,060
Trustees' fees	2,569
Transfer agent fees	77,392
Due to affiliates	50,927
Accrued expenses	121,469
Total liabilities	$ 2,978,417
NET ASSETS:
Paid-in capital	$387,944,313
Distributable earnings	73,191,088
Net assets	$461,135,401
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $312,564,350/19,733,763 shares)	$ 15.84
Class C (based on $12,198,783/783,409 shares)	$ 15.57
Class K (based on $6,480,750/405,422 shares)	$ 15.99
Class R (based on $10,862,122/723,408 shares)	$ 15.02
Class Y (based on $119,029,396/7,447,439 shares)	$ 15.98
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $15.84 net asset value per share/100%-5.75%
maximum sales charge)	$ 16.81

The accompanying notes are an integral part of these financial statements.

24 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 2/28/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes
withheld $474)	$ 4,914,673
Interest from unaffiliated issuers	1,599
Total Investment Income		$ 4,916,272
EXPENSES:
Management fees	$ 949,354
Administrative expenses	80,045
Transfer agent fees
Class A	161,878
Class C	5,446
Class R	17,392
Class Y	42,096
Distribution fees
Class A	386,160
Class C	61,344
Class R	27,162
Shareowner communications expense	33,100
Custodian fees	5,253
Registration fees	32,850
Professional fees	28,206
Printing expense	20,099
Trustees' fees	7,682
Insurance expense	651
Miscellaneous	36,500
Total expenses		$ 1,895,218
Less fees waived and expenses reimbursed by the Adviser		(150,294)
Net expenses		$ 1,744,924
Net investment income		$ 3,171,348
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 41,502,738
Other assets and liabilities denominated in foreign currencies	97	$ 41,502,835
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(22,015,451)
Other assets and liabilities denominated in foreign currencies	6	$ (22,015,445)
Net realized and unrealized gain (loss) on investments		$ 19,487,390
Net increase in net assets resulting from operations		$ 22,658,738

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 25

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	2/28/22	Ended
	(unaudited)	8/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 3,171,348	$ 4,526,474
Net realized gain (loss) on investments	41,502,835	74,579,892
Change in net unrealized appreciation (depreciation)
on investments	(22,015,445)	38,177,096
Net increase in net assets resulting from operations	$ 22,658,738	$117,283,462
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($3.81 and $0.20 per share, respectively)	$ (61,778,133)	$ (3,429,742)
Class C ($3.69 and $0.02 per share, respectively)	(2,401,742)	(17,429)
Class R ($3.76 and $0.15 per share, respectively)	(2,255,145)	(92,906)
Class Y ($3.87 and $0.23 per share, respectively)	(20,676,003)	(1,183,476)
Total distributions to shareowners	$ (87,111,023)	$ (4,723,553)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 73,586,317	$ 39,156,144
Reinvestment of distributions	84,251,850	4,562,091
Cost of shares repurchased	(49,813,404)	(94,479,349)
Net increase (decrease) in net assets resulting
from Fund share transactions	$108,024,763	$ (50,761,114)
Net increase in net assets	$ 43,572,478	$ 61,798,795
NET ASSETS:
Beginning of period	$417,562,923	$355,764,128
End of period	$461,135,401	$417,562,923

The accompanying notes are an integral part of these financial statements.

26 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

	Six Months	Six Months
	Ended	Ended	Year	Year
	2/28/22	2/28/22	Ended	Ended
	Shares	Amount	8/31/21	8/31/21
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	886,460	$ 14,628,267	1,258,500	$ 20,568,660
Reinvestment of distributions	3,840,379	59,629,778	212,983	3,305,542
Less shares repurchased	(1,739,431)	(30,161,827)	(2,983,682)	(48,068,202)
Net increase (decrease)	2,987,408	$ 44,096,218	(1,512,199)	$(24,194,000)
Class C
Shares sold	62,959	$ 1,041,395	155,797	$ 2,574,243
Reinvestment of distributions	158,438	2,401,742	1,133	17,399
Less shares repurchased	(117,071)	(1,981,562)	(598,146)	(9,395,950)
Net increase (decrease)	104,326	$ 1,461,575	(441,216)	$ (6,804,308)
Class K*
Shares sold	405,422	$ 6,620,817	—	$ —
Reinvestment of distributions	—	—	—	—
Net increase	405,422	$ 6,620,817	—	$ —
Class R
Shares sold	55,919	$ 911,396	83,953	$ 1,322,006
Reinvestment of distributions	153,523	2,255,145	6,234	92,882
Less shares repurchased	(98,045)	(1,582,429)	(186,600)	(2,838,767)
Net increase (decrease)	111,397	$ 1,584,112	(96,413)	$ (1,423,879)
Class Y
Shares sold	2,912,777	$ 50,384,442	853,888	$ 14,691,235
Reinvestment of distributions	1,270,675	19,965,185	73,432	1,146,268
Less shares repurchased	(957,525)	(16,087,586)	(2,135,825)	(34,176,430)
Net increase (decrease)	3,225,927	$ 54,262,041	(1,208,505)	$(18,338,927)

* Class K commenced operations on December 30, 2021.

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 27

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	2/28/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Class A
Net asset value, beginning of period	$ 18.76	$ 13.95	$ 13.58	$ 16.20	$ 16.84	$ 14.18
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.12	$ 0.19	$ 0.18	$ 0.18	$ 0.10	$ 0.19
Net realized and unrealized gain (loss) on investments	0.77	4.82	0.37	(0.57)	1.69	2.61
Net increase (decrease) from investment operations	$ 0.89	$ 5.01	$ 0.55	$ (0.39)	$ 1.79	$ 2.80
Distributions to shareowners:
Net investment income	$ (0.17)	$ (0.20)	$ (0.18)	$ (0.14)	$ (0.16)	$ (0.14)
Net realized gain	(3.64)	—	—	(2.09)	(2.27)	—
Total distributions	$ (3.81)	$ (0.20)	$ (0.18)	$ (2.23)	$ (2.43)	$ (0.14)
Net increase (decrease) in net asset value	$ (2.92)	$ 4.81	$ 0.37	$ (2.62)	$ (0.64)	$ 2.66
Net asset value, end of period	$ 15.84	$ 18.76	$ 13.95	$ 13.58	$ 16.20	$ 16.84
Total return (b)	5.39%(c)	36.17%	3.96%	(1.63)%	11.10%	19.88%
Ratio of net expenses to average net assets	0.86%(d)	1.10%	1.16%	1.18%	1.13%	1.15%
Ratio of net investment income (loss) to average net assets	1.41%(d)	1.14%	1.31%	1.32%	0.62%	1.23%
Portfolio turnover rate	59%(c)	114%	111%	113%	112%	115%
Net assets, end of period (in thousands)	$312,564	$314,169	$254,679	$278,738	$297,450	$307,799
Ratios with no waiver of fees and assumption of expenses by the
Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.91%(d)	1.16%	1.16%	1.18%	1.13%	1.15%
Net investment income (loss) to average net assets	1.36%(d)	1.08%	1.31%	1.32%	0.62%	1.23%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

	Six Months
	Ended	Year	Year	Year	Year
	2/28/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Class C
Net asset value, beginning of period	$ 18.46	$ 13.68	$ 13.29	$ 15.85	$ 16.52	$ 13.91
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.06	$ 0.06	$ 0.08	$ 0.09	$ (0.02)	$ 0.07
Net realized and unrealized gain (loss) on investments	0.74	4.74	0.35	(0.56)	1.65	2.57
Net increase (decrease) from investment operations	$ 0.80	$ 4.80	$ 0.43	$ (0.47)	$ 1.63	$ 2.64
Distributions to shareowners:
Net investment income	$ (0.05)	$ (0.02)	$ (0.04)	$ —	$ (0.03)	$ (0.03)
Net realized gain	(3.64)	—	—	(2.09)	(2.27)	—
Total distributions	$ (3.69)	$ (0.02)	$ (0.04)	$ (2.09)	$ (2.30)	$ (0.03)
Net increase (decrease) in net asset value	$ (2.89)	$ 4.78	$ 0.39	$ (2.56)	$ (0.67)	$ 2.61
Net asset value, end of period	$ 15.57	$ 18.46	$ 13.68	$ 13.29	$ 15.85	$ 16.52
Total return (b)	4.94%(c)	35.14%	3.21%	(2.39)%	10.29%	18.98%
Ratio of net expenses to average net assets	1.61%(d)	1.89%	1.89%	1.92%	1.84%	1.89%
Ratio of net investment income (loss) to average net assets	0.67%(d)	0.36%	0.58%	0.63%	(0.10)%	0.48%
Portfolio turnover rate	59%(c)	114%	111%	113%	112%	115%
Net assets, end of period (in thousands)	$12,199	$12,533	$15,321	$24,941	$88,422	$103,022
Ratios with no waiver of fees and assumption of expenses by the
Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.66%(d)	1.94%	1.89%	1.92%	1.84%	1.89%
Net investment income (loss) to average net assets	0.62%(d)	0.31%	0.58%	0.63%	(0.10)%	0.48%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 29

Financial Highlights (continued)

12/30/21 to
2/28/22*
Class K
Net asset value, beginning of period	$ 16.16
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.04
Net realized and unrealized gain (loss) on investments	(0.21)
Net increase (decrease) from investment operations	$ (0.17)
Net increase (decrease) in net asset value	$ (0.17)
Net asset value, end of period	$ 15.99
Total return (b)	(1.05)%(c)
Ratio of net expenses to average net assets	0.45%(d)
Ratio of net investment income (loss) to average net assets	1.55%(d)
Portfolio turnover rate	59%(c)
Net assets, end of period (in thousands)	$ 6,481
Ratios with no waiver of fees and assumption of expenses by the
Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.51%(d)
Net investment income (loss) to average net assets	1.49%(d)

*	Class K commenced operations on December 30, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	2/28/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Class R
Net asset value, beginning of period	$ 17.96	$ 13.37	$13.02	$ 15.63	$ 16.33	$ 13.77
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.08	$ 0.12	$ 0.12	$ 0.13	$ 0.06	$ 0.15
Net realized and unrealized gain (loss) on investments	0.74	4.62	0.35	(0.55)	1.62	2.53
Net increase (decrease) from investment operations	$ 0.82	$ 4.74	$ 0.47	$ (0.42)	$ 1.68	$ 2.68
Distributions to shareowners:
Net investment income	$ (0.12)	$ (0.15)	$ (0.12)	$ (0.10)	$ (0.11)	$ (0.12)
Net realized gain	(3.64)	—	—	(2.09)	(2.27)	—
Total distributions	$ (3.76)	$ (0.15)	$ (0.12)	$ (2.19)	$ (2.38)	$ (0.12)
Net increase (decrease) in net asset value	$ (2.94)	$ 4.59	$ 0.35	$ (2.61)	$ (0.70)	$ 2.56
Net asset value, end of period	$ 15.02	$ 17.96	$13.37	$ 13.02	$ 15.63	$ 16.33
Total return (b)	5.20%(c)	35.64%	3.55%	(1.94)%	10.77%	19.53%
Ratio of net expenses to average net assets	1.31%(d)	1.48%	1.55%	1.53%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	0.97%(d)	0.76%	0.91%	0.96%	0.35%	0.97%
Portfolio turnover rate	59%(c)	114%	111%	113%	112%	115%
Net assets, end of period (in thousands)	$10,862	$10,994	$9,471	$10,494	$11,275	$11,860
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.36%(d)	1.53%	1.55%	1.59%	1.52%	1.54%
Net investment income (loss) to average net assets	0.92%(d)	0.71%	0.91%	0.90%	0.23%	0.84%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 31

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year
	2/28/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Class Y
Net asset value, beginning of period	$ 18.92	$ 14.05	$ 13.68	$ 16.30	$ 16.93	$ 14.27
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.15	$ 0.24	$ 0.22	$ 0.22	$ 0.15	$ 0.24
Net realized and unrealized gain (loss) on investments	0.78	4.86	0.38	(0.58)	1.70	2.62
Net increase (decrease) from investment operations	$ 0.93	$ 5.10	$ 0.60	$ (0.36)	$ 1.85	$ 2.86
Distributions to shareowners:
Net investment income	$ (0.23)	$ (0.23)	$ (0.23)	$ (0.17)	$ (0.21)	$ (0.20)
Net realized gain	(3.64)	—	—	(2.09)	(2.27)	—
Total distributions	$ (3.87)	$ (0.23)	$ (0.23)	$ (2.26)	$ (2.48)	$ (0.20)
Net increase (decrease) in net asset value	$ (2.94)	$ 4.87	$ 0.37	$ (2.62)	$ (0.63)	$ 2.66
Net asset value, end of period	$ 15.98	$ 18.92	$ 14.05	$ 13.68	$ 16.30	$ 16.93
Total return (b)	5.55%(c)	36.67%	4.24%	(1.33)%	11.42%	20.20%
Ratio of net expenses to average net assets	0.48%(d)	0.76%	0.87%	0.88%	0.83%	0.84%
Ratio of net investment income (loss) to average net assets	1.79%(d)	1.48%	1.60%	1.62%	0.90%	1.54%
Portfolio turnover rate	59%(c)	114%	111%	113%	112%	115%
Net assets, end of period (in thousands)	$119,029	$79,867	$76,293	$87,434	$116,296	$148,541
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.62%(d)	0.89%	0.87%	0.90%	0.83%	0.84%
Net investment income (loss) to average net assets	1.65%(d)	1.35%	1.60%	1.60%	0.90%	1.54%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

Notes to Financial Statements | 2/28/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Disciplined Value Fund (the “Fund”) is a series of Pioneer Series Trust III (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares commenced operations on December 30, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 33

contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

34 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At February 28, 2022, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model).

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 35

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$4,723,553
Total	$4,723,553

36 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 61,835,716
Undistributed long-term capital gains	13,602,489
Net unrealized appreciation	62,205,168
Total	$137,643,373

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and REITs.

D. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $7,870 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2022.

E. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 37

invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political

38 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 39

subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Effective October 1, 2021, management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate equal to 0.40% of the Fund’s average daily net assets up to $5 billion and 0.35% of the Fund’s average daily net assets over $5 billion. Prior to October 1, 2021, management fees were calculated daily and paid monthly at the annual rate equal to 0.65% of the Fund’s average daily net assets up to $1 billion, 0.60% of the next $2 billion of the Fund’s average daily net assets, 0.55% of the next $4.5 billion of the Fund’s average daily net assets and 0.525% of the Fund’s average daily net assets over $7.5 billion. For the six months ended February 28, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.44% (annualized) of the Fund’s average daily net assets.

Effective October 1, 2021, the Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.45% and 0.45% of the average daily net assets attributable to Class K and Class Y shares, respectively. These expense limitations are in effect through January 1, 2025. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Prior to October 1, 2021, the Adviser contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.70% of the average daily net

40 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

assets attributable to Class Y shares. Fees waived and expenses reimbursed during the six months ended February 28, 2022 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $26,294 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 28, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. For the six months ended February 28, 2022, the Fund paid $7,682 in Trustees’ compensation, which is reflected on Statement of Operations as Trustees’ fees. At February 28, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $2,569.

4. Transfer Agent

For the period from September 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 28, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$29,962
Class C	2,021
Class K	—
Class R	84
Class Y	1,033
Total	$33,100

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 41

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund’s average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $24,633 in distribution fees payable to the Distributor at February 28, 2022.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 28, 2022, CDSCs in the amount of $918 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the

42 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2022, the Fund had no borrowings under the credit facility.

7. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 43

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Disciplined Value Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement,

44 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 45

performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered a reduction in the Fund’s management fee that would be effective October 1, 2021. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of each of the Fund’s Class Y shares and Class A shares was in the fourth quintile relative to its Strategic Insight peer group. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered additional expense waiver arrangements that would be effective October 1, 2021.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s

46 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment

Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22 47

and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

48 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/22

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Craig C. MacKay Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes	Lisa M. Jones, President and Chief Executive Officer Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 19126-16-0422

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust III

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date May 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date May 5, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date May 5, 2022

* Print the name and title of each signing officer under his or her signature.